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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 6, 2006

FRESH HARVEST PRODUCTS, INC.

(Exact Name of Registrant as Specified in its Charter)

New Jersey	000-24189	33-1130446
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3163 Kennedy Boulevard Jersey City, New Jersey	07306
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (201) 217-4137

Serino1 Corp

(Former Name or Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8K fining is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]

Written communications pursuant to Rule 425 under the Securities Act (17CFR230.425)

[  ]

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

[  ]

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]

Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SEC 873  (11-05)

Potential persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

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ITEM 3.02  Unregistered Sales of Equity Securities

On February 6, 2006, the Company issued 8,019,057 shares of restricted common stock to officers and directors for services rendered to the Company, collectively valued at $80,190.57.  No sales commissions were paid relating to this issuance.  All shares issued as part of this transaction were issued under Section 4(2) of the Securities Act of 1933.

The table below details shares received by officers, directors and major shareholders:

NAME	Total issued February 6, 2006	Total beneficially owned at February 6, 2006	Percent of class
Michael Jordan Friedman(1)(2)	1,170,000	4,170,000	30.43%
Dom Cingari(1)	200,000	1,200,000	8.76%
A. William Bodine(1)	--	266,373	2.45%
Marcia Roberts(2)(3)	700,000	2,450,000	17.88%
Illuminate(2)	743,853	4,013,810	29.29%

TOTAL, OFFICERS AND DIRECTORS	1,370,000	5,636,373
TOTAL 10% SHAREHOLDERS	1,443,853	6,463,810

(1) Officer and director

(2) 10% or greater shareholder

(3) Mother of Michael Jordan Friedman

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

Date: February 8, 2006

Fresh Harvest Products, Inc.

(Registrant)

/s/ Michael Jordan Friedman

_______________________________

Michael Jordan Friedman

President